SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 19, 2005



                               IAC/InterActiveCorp
               (Exact Name of Registrant as Specified in Charter)


    Delaware                          0-20570                     59-2712887
(State or Other               (Commission File Number)          (IRS Employer
  Jurisdiction                                                  Identification
of Incorporation)                                                  Number)

         152 West 57th Street, New York, New York                   10019
         (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (212) 314-7300


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 19, 2005, the stockholders of IAC/InterActiveCorp ("IAC") approved the IAC/InterActiveCorp 2005 Stock and Annual Incentive Plan (the "2005 Incentive Plan"). The IAC Board of Directors approved the 2005 Incentive Plan, effective June 7, 2005, subject to stockholder approval. In addition, on June 7, 2005, the Compensation/Benefits Committee of the IAC Board of Directors granted two option awards under the 2005 Incentive Plan to IAC's Chairman and Chief Executive Officer, Barry Diller (the "Diller Award"), subject to stockholder approval of the 2005 Incentive Plan. Accordingly, the effective date of the 2005 Incentive Plan and the grant date of the Diller Award are both June 7, 2005.

         A summary of certain important features of the 2005 Incentive Plan and a summary of the terms of the Diller Award can be found in IAC's definitive proxy statement for the 2005 Annual Meeting of Stockholders held on July 19, 2005, which was filed with the Securities and Exchange Commission on June 17, 2005 as part of Amendment No. 3 to IAC's Registration Statement on Form S-4 (File No. 333-124303). The section of the definitive proxy statement entitled "The 2005 Stock and Annual Incentive Plan Proposal," which includes a description of the material terms of the Diller Award, is incorporated by reference into this Form 8-K. In addition, a copy of the 2005 Incentive Plan is included as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

ITEM 8.01.        OTHER EVENTS.

         IAC's proxy statement/prospectus, dated June 20, 2005, describes the methodology for adjusting IAC's warrants and preferred stock in connection with the spin-off of Expedia, Inc. The description of the adjustments in the proxy statement/prospectus refers to the opening prices of IAC common stock and Expedia common stock on the first trading day following the spin-off. Based on discussions with The Nasdaq National Market, opening price of Expedia common stock on the first trading day following the spin-off will mean the closing price of Expedia common stock in the when-issued market on the date of the spin-off and opening price of IAC common stock on the first trading day following the spin-off will mean two times the closing price (without giving effect to IAC's anticipated one-for-two reverse stock split) of IAC common stock on the date of the spin-off, minus the closing price of Expedia common stock in the when-issued market on the date of the spin-off. "When-issued" trading refers to conditional purchases or sales transactions with respect to a security that has been authorized but is not yet issued and available. Expedia common stock began when-issued trading on the Nasdaq National Market on July 20, 2005 under the ticker symbol "EXPEV."

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

10.1 IAC/InterActiveCorp 2005 Stock and Annual Incentive Plan (filed as Annex J to IAC's Definitive Proxy Statement, included in Amendment No. 3 to IAC's Registration Statement on Form S-4, filed with the Securities and Exchange Commission on June 17, 2005 (File No. 333-124303)).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    IAC/INTERACTIVECORP

Date:  July 25, 2005                By: /s/ GREGORY R. BLATT
                                        -----------------------------
                                    Name:   Gregory R. Blatt
                                    Title:  Executive Vice President
                                            and General Counsel

                                  EXHIBIT INDEX

10.1 IAC/InterActiveCorp 2005 Stock and Annual Incentive Plan (filed as Annex J to IAC's Definitive Proxy Statement, included in Amendment No. 3 to IAC's Registration Statement on Form S-4, filed with the Securities and Exchange Commission on June 17, 2005 (File No. 333-124303)).